SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): January 6, 2006


                                    AVP, Inc.
                                    ---------
               (Exact name of registrant as specified in charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           005-79737                                  98-0142664
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)


   6100 Center Drive, Suite 900, Los Angeles, CA                90045
   ---------------------------------------------              ----------
     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 426-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01 - Entry into a Material Definitive Agreement.

      On January 6, 2006, Anschutz Entertainment Group, Inc. ("AEG"), a beneficial owner of more than 5% of the Common Stock of the registrant (the
"Company"), delivered to the Company a signed Conversion Agreement (the "Conversion Agreement"), pursuant to which AEG agreed to convert the $1,095,833 principal of and interest accrued on a Company convertible promissory note and an additional $92,500 obligation of the Company to AEG into 1,129,261 shares of Company Common Stock. The conversion satisfied all of the Company's obligations under the agreements pursuant to which the convertible note was issued, and, pursuant to a companion Release and Termination Agreement, AEG filed terminations of its security interests securing payment of the obligations.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01.


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

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.    Description
-----------    -----------

99.1           Conversion Agreement

99.2           Release and Termination Agreement


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVP, INC.


                                      By: /s/ Andrew Reif
                                          --------------------------------------
                                          Name:  Andrew Reif
                                          Title: Chief Operating Officer

Dated: January 13, 2006


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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Conversion Agreement

99.2           Release and Termination Agreement


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